June 2010







CHINA AUTO LOGISTICS INC.

NasdaqGM: CALI

Modernizing China's Rapidly Expanding Auto Industry With Web-based Services and Leading Automobile Portal

www.cali.com.cn

Safe Harbor Statement

Information in this presentation may contain statements about future expectations, plans, prospects or performance of China Auto Logistics Inc. (the "Company") that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The words or phrases "can be," "expects," "may affect," "believe," "estimate," "project," and similar words and phrases are intended to identify such forward-looking statements. The Company cautions you that any forward-looking information provided by or on behalf of the Company is not a guarantee of future performance.

All such forward-looking statements are current only as of the date on which such statements were made. The Company does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

About CALI

Our Aim: To Maintain Rapid Growth of our Leading Broad Spectrum Automobile Portal and High Margin Auto-Related Services

Who We Are

- An established leader in China in imported high-end auto sales
- China's leading ground-breaker in developing auto-related websites and services for domestic and imported car buyers, dealers, and owners

Our Sites and Services



- www.cali.com.cn – the first broad spectrum portal in China for auto industry businesses and consumers
  - www.at188.com – #1 website in China for imported cars
  - www.at160.com – #3 website in China for domestic cars
- www.goodcar.com.cn –Top provider of discount cards to auto owners
- **Related Services**: Imported Car Logistics, Dealer Financing, Consumer Financing, Consumer Discount Cards

Growth Drivers



- Rapid growth in China's auto sales
- Rapid growth in Internet use and on-line purchasing by Chinese consumers and businesses

CALI Overview

Founded in 1995 | **Public November, 2008** | **NASDAQ 2009**

- Based in Tianjin City-China's leading port for imported cars
- 2009 Revenues: $215.2 million (+13.47%)
- 2009 Net Income: $5.54 million (+39%)
- 2009 EPS: $0.31
- 2010 Q1 Revenues up 20%, Net Income up 31.63%
- Long-term Debt: -$0-
- Shares Outstanding: 18.12MM
- Market Cap: $Approx. $60.45 MM (6/6/10)
- Management Ownership: 65%







Key Growth Drivers

Rapid Auto Market Growth in China

- China has become the world's #1 auto market- -13.6 million unit auto sales in 2009 (+46%)- -(+3.52MM units sold in Q1 [+76%]).
- China's auto penetration rate is 41.5 autos/1000 people vs. 800/1000 in the U.S.
- Rapid urbanization, infrastructure build-out, and government stimulus.

Growth of e-Commerce

- China is now the world's largest Internet service user (approximately 400 million users in a population of 1.4 billion).
- Chinese Internet users spend 44% of spare time browsing online, the longest worldwide.
- Nearly 70% of Chinese Internet users purchased online services and over 90% will use online data and information as shopping reference.
- Year over year growth in e-commerce up 90% vs. 15% growth in retail sales (auto industry is biggest advertiser).

Other Key Growth Drivers Specific To Chinese Auto Market

Imports

- Nearly all imports are luxury cars. In 2009 SUV led imports and were 55% of total (+43%).
- For growing wealthy class, cars are significant status symbols.



Domestic Autos

- Confusing array of more than 120 domestic makes and models.
- 4S Shops don't sell full lines of makes and models-website shopping a necessity.
- "Auto Malls"–the newest way to shop for cars, still, 200 dealers at a time.

Services

- Until 2009, all vehicles purchased were purchased for cash. In 2009, 15% of cars sold in China were financed.
- Extensive use of financing by auto dealers for inventory purchases.
- Auto Insurance is mandatory.
- Consumer web-based purchasing is common practice.

China Auto is a Leading Logistics, Sales Provider for Imported Cars

- CALI has the only national website for imported cars



China Auto Logistics, Inc.



One Stop Service → National Coverage → Strong Financing and Bank Relationships

↓

4,000+ Client Base (F)

Dealer Financing & Auto Sales (F) → Customs Clearance (F) → Storage (F) → Delivery (F)

The only national website in China devoted to imported cars, www.at188.com provides real-time auto trading, marketing & advertising information.

(F) Fee Opportunities

Web-based Services- A Strategy for Accelerated Growth

Comprehensive web-based services which modernize the market for domestic and imported cars and related value-added services

- CALI websites in 20 major cities provide dealers and consumers:
  - Wide vehicle access
  - One destination for auto-related needs
  - Local real-time pricing & inventory information
  - After sale promotions and services
  - Advertising platform for agents and dealers
  - Conduit for consumers to find the right dealer
- CALI's portal, www.cali.com.cn, will expand to 35 cities in 2010 and 60 cities by 2012 reaching 70% of the auto purchasing public
- www.at160.com average daily unique hits: 4-5MM per day
- Maximum daily unique hits: 6MM+
- www.at160.com recently ranked as the 178th most viewed site in China (out of 3 million+)


ShenYang
Beijing
Qingdao
Zhengzhou
Nanjing
Wuxi
Shanghai
Xian
Suzhou
Chengdu
Guangzhou
Nanning

New cities in 2010: Chongqing, Wuhan, Xiamen, Changchun and Harbin

Revenue is currently generated through imported auto sales, auto-related services, dealer financing, auto website subscriptions and advertising, discount card sales and mall management fees. Additional revenue sources may include: consumer financing, extended warranties, used car purchases, and insurance.

The Future – A Suite of Web-based Services for China's Car Markets



CALI
www.cali.com.cn
BUYER
DEALER/ AGENTS
Potential CALI fees:
FINANCING
INSURANCE
RESALES
EXTENDED WARRANTY

CALI's Newest Service: Auto Mall Management

- $1 million agreement to manage Tianjin FTZ International Automobile Exhibition and Sales Center (March 3, 2010)
- Utilizes CALI's auto logistics skills and national network of auto dealers to attract new customers and tenants
- In 2009, Tianjin Mall accounted for 12% of all imported auto sales in China
- CALI anticipates "auto-related services" margin on management agreement; Already (in Q1 2010) contributing to profits





Customer Case Study



Customer Purchasing Process

OPTIONS

1. Local Dealers – 4S Shops*
- -Limited choices of makes and models
- -Limited Financing

2. Auto Malls
- -Variety of Dealers
- -Limited Selection

3. CHINA AUTO LOGISTICS
- -Variety of imported/domestic manufacturers
- -All makes and models
- -Customized search features
- -Financing
- -Comparison shopping
- -Shorter acquisition period

*A 4S shop is a government authorized auto shop licensed to provide sales service, spare parts and surveys.

CALI Provides its Auto Dealer Clients with National Sales Presence

Current Environment

- Approximately 20,000 4S dealers nationwide – 16,000 additional licenses issued.
- Fragmented auxiliary services (insurance, maintenance, parts/service, and financing).
- Expensive overhead: restocking, inventory, advertising.
- Taxes, tariffs and transaction costs.

CALI Dealer Solution

Dealer registers on CALI website → Subscription ($3000) includes: advertising, inventory info, financing availability → Dealer receives direct/ indirect consumer traffic through CALI website → Dealer contacted by consumer → CALI's services assist dealers with closing the sale (i.e.- buyer financing)

Dealer Benefits

- ✓ *Greater consumer reach*
- ✓ *Website presence*
- ✓ *Advertising space*
- ✓ *A one-stop solution for their buyers*
- ✓ *Inventory financing*
- ✓ *Lower cost inventory financing*
- ✓ *Additional revenue opportunities (shared commissions)*



Strong 2009 Results



Full Year Revenues
Year Ended Dec. 31, 2009
215,188,081
*In Millions US$
+13.4%
189,725,878
150
145
140
135
130
125
120
115
2008
2009



Full Year Net Income
Year Ended Dec. 31, 2009
5,548,686
*In Millions US$
+39%
3,987,363
2008
2009

Growth spurred by near doubling in website advertising sales.
Leadership in imported autos maintained despite planned decline in rate of growth.

2009 Auto-Related Websites and Services: Growing Contribution To Profits




2009 Net Operating Profit Breakdown
510,772
6.19%
2,770,840
33.58%
4,053,224
49.12%
916,442
11.11%
Sales of Automobiles
Financing Services
Web-based Advertising Services
Automobile Import Value Added Services



- *Total % operating profits from website and auto-related services: 50.88%*
- *Near doubling in website sales: 33.6% contribution to net operating income*

Q1 2010: Continuing Rapid Growth



First Quarter Net Income
*In Millions USD
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1,161,183
$1,528,446
+31.63
2009
2010



First Quarter Revenues
*In Millions USD
$60.00
$55.00
$50.00
$45.00
$40.00
$54,149,272
+20%
$45,124,014
2009
2010

- Website Sales Grew 70.13%; Contributed 44.97% of Operating Income
- Profit Contribution Increased From All Service Businesses
- Luxury Imported Auto Sales Grew 18.84%; Contributed 40.18% of Operating Income

CALI Has Key Strategic Relationships in China

Banking

- Strong banking relationships in the PRC
  - *Agricultural Bank of China, China Merchants Bank and Pudong Development Bank*
    - ** $38 million line of credit (as of 12/31/09)- up 23% from year end 2008*
  - *For auto dealer financing and growth needs*
  - *Credit can be expanded as needed (source: CALI press release – 2/4/10)*


SUCCESS

Tianjin Port

- CALI is the only one-stop service provider in the country's largest auto port.

Dealers

- Leveraging customer loyalty.
- Over 3,500 auto dealer customers nationwide.

Recent Exciting Developments

- April 22, 2010- CALI Executes MOU to Purchase Fast Growing Automotive Consumer Website: www.goodcar.com.cn For $7 Million in Cash and Stock
  - Currently selling 1200 discount cards a week at prices up to $57.00 each annually
  - Customers obtain discounts on gas purchases, parking, repairs, car washes, etc.
  - Anticipated close by the end of August, 2010
- April 27, 2010-CALI Unveils New www.cali.com.cn at Beijing Auto Show;
  - CALI: "**C**hina **A**uto **L**iving **I**nternet Portal"
  - Wide ranging "single stop" portal for foreign and domestic auto dealers and buyers, suppliers and automobile owners
- June 7, 2010-CALI Expands Coverage of New Portal To Five Additional Cities; On Track to Add Another 15 Cities This Year
- 5% Gas Discount Cards Expanded To Three Cities; Additional Cities Being Negotiated with Sinopec and China Petro

International Recognition of CALI's Business Model



China Auto Logistic: China Watch
David Peltier, Stocks Under $10 portfolio manager, offers
TheStreet TV
Rodman & Renshaw
October 28, 2009
China Auto Logistics Inc. (CALI)
INITIATING COVERAGE
CHINA
Market Perform / Speculative Risk
CALI: Leveraging Its Internet Presence
MARKET DATA
The New York Times
Mr. Tong, Chairman of China Auto Logistics, Inc., was recently featured in The New York Times as an expert concerning the growth in the Chinese car industry. 3/31/10
DRIVING GROWTH IN CHINA
GLOBAL REPORT
FOX BUSINESS
Always on at FOXBusiness.com
Newsday

Seasoned Management Team

Auto Industry

Mr. Tong Shiping- CEO, President

- Founder of Company in 1995.
- Increased business from startup to over $190M annual sales in less than 10 years.
- Strong IT and auto industry experience.
- Company honored as a "Top Hundred Enterprises" by The Ministry of Commerce in 2005 under Shiping's management.



Financing

Ms. Wang Xinwei- CFO,VP

- Senior Internal Auditor.
- Former Senior Accounting Manager for Tianjin Hongqiao District Government.
- Managed Tianjin's joint development project with Euro countries, gaining strong international accounting experience.
- Joined Company in 2001.

Sales

Mr. Yang Bin- General Manager, Sales Director

- Rich experience in automobile industry sales.
- Contributed greatly to developing the Company's extensive client base.

CALI's Keys to Success

- Strong financial performance – 2009 net income up 39%. 2010 Q1 Net Income up 31.63% on 20% Revenue Increase No debt.
- Improving revenues, margins, and profitability.
- High margin website revenues up 80% + in 2009, and 70.13% in Q1 2010
- Extensive client base provides the Company a strong platform for continued expansion; new consumer base being added with discount card sales.
- CALI is positioned to capitalize on the exploding auto market in China through a growing web based suite of product and service offerings.
- CALI websites will cover more than 70% of the auto purchasing population by 2012.



Contact Info

China Auto Logistics Inc. Headquarters:
No. 87 No-8 Coastal Way
Floor 2, Construction Bank
FT2, Tianjin, China
Tel: 86 (22) 25762771
Fax: 86 (22) 66271509
Email: Info@shishenggroup.com
Website: www.shishenggroup.com

Press Contact (U.S.):
Ken Donenfeld
75 Maiden Lane
New York, NY 10038
DGI Investor Relations/Focus Asia Partners
Tel: 212-425-5700
Fax: 646-381-9727
Email: donfgroup@aol.com
kdonenfeld@dgiir.com

IR Contact (U.S.):
Robert Agriogianis
Focus Asia Partners
30A Vreeland Rd. #100
Florham Park, NJ 07932
Tel: 973-845-6642/Fax: 973-822-8030
Email: bob@focusasiapartners.com
Website: www.focusasiapartners.com

Auditors:
Stonefield Josephson, Inc.
2049 Century Park East, Suite 400
Los Angeles, CA 90067
Tel: 310-453-9400

Transfer Agents:
Corporate Stock Transfer
www.corporatestock.com/contact/

Back-up Slides

Why Dealers Need www.at160.com Our National Domestic Website

- CALI websites provide service to 4S Shops as well as consumers.
- Most 4S shops generate only 25% of profit from car sales and 15% from selling of spare parts. Around 60% of the profit is generated by providing maintenance and after-sale services.
- Rapid growth: the number of 4S shops showed a steady increase in growth, to over 20,000 now in operation.
- www.at160.com provides customers access real-time information on pricing, after-sale services and promotions, etc., enabling them to choose the most favorable terms to purchase their automobiles.
- Also provides all agents and dealers a platform to market and advertise.



Leveraging Our Imported Auto Franchise
www.at188.com

- www.at188.com began operating in October 2000, with a focus on the Chinese imported automobile market.
- The biggest website specializing in imported automobiles, www.at188.com provides first hand trading and quotation information. The two biggest web portals, www.sohu.com and www.sina.com, both utilize data and information from www.at188.com.
- Currently, 80.2% of car dealers and trading agents depend on the trading information from www.at188.com to adjust sales strategies.
- 91.5% of subscribers obtain clients from www.at188.com and realize revenue.
- In Tianjin, the number of visits exceed 1 million daily.
- Number of paid subscribers (dealers and wholesalers located in the 4 main ports in China) is over 120, paying $3,350 each.